Exhibit 99.1

AMENDED AND RESTATED ASSET PURCHASE AGREEMENT

This Amended and Restated Asset Purchase Agreement (“Agreement”) is made and is effective as of December 4, 2023 (“Effective Date”) by and between Better For You Wellness, Inc., a Nevada Corporation (“Buyer”), and The Ideation Lab, LLC, an Ohio Limited Liability Company, with a principal address of 1349 East Broad Street, Columbus, OH 43205 (“Seller”). Each of the Buyer and the Seller, a “Party,” and, together, the “Parties.”

WITNESSETH

WHEREAS, on December 4, 2023, the Parties entered into an Asset Purchase Agreement (the “Original APA”);

WHEREAS, the Parties wish to enter into the Agreement for the purchase of the Assets (as hereinafter defined), which will supersede and replace the Original APA;

WHEREAS, Buyer wishes to buy, and Seller wishes to sell Buyer the Assets under the terms herein (as hereinafter defined); and

WHEREAS, the Parties wish to memorialize the terms and conditions of the purchase and sale of the Assets in a written agreement.

NOW, THEREFORE, for and in consideration of the terms and conditions provided below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Parties hereby agree as follows:

1.  Sale and Purchase of Assets. At the “Closing” as hereinafter defined and subject to the terms and conditions of this Agreement, Seller agrees to sell, and Buyer agrees to purchase all of the following assets as reflected in Exhibit A attached hereto and made a part hereof.

(a). Excluded Items. Any liability listed in Exhibit B and not expressly assumed by Buyer herein for the Assets that accrue before Closing are the sole liabilities and responsibility of the Seller, and Seller shall continue to be responsible for those liabilities that accrue for activity before Closing. Seller shall also release Buyer from any claims against Seller, both registered and unregistered.

This Agreement constitutes a sale of all Seller's assets only and is not a sale of any stock in any entity comprising all or any part of the Seller. Buyer is not assuming and shall not be responsible for the payment of any liabilities or obligations of the Seller or the shareholders of Seller whatsoever, including but not limited to Exhibit B or any leases, loans, collective bargaining agreement or other agreement, benefits, plans, or arrangements affecting employees or suppliers.

2.  Purchase Price. Buyer shall issue to Seller, Three Hundred Thousand (300,000) Series A Preferred Shares at $0.01 per share (the “Shares”).

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3.  Covenants of Seller.  Seller promises, covenants, and agrees:

a.	Seller shall use its reasonable best efforts to transition as much information as possible to Buyer, including Seller’s customers, clients, business relations, and goodwill.

b.	Seller shall provide to Buyer, on or about the Closing Date, all of its billing records, any other records relating to customer accounts, and any other records required by Buyer.

4.  Seller’s Representations and Warranties. To the best knowledge of Seller, Seller makes the following representations and warranties and agrees the same shall be true and correct as of the Closing and for not less than one (1) year after that, where applicable:

a)

Seller is a Limited Liability Company duly organized, validly existing, and in good standing under the laws of the State of Ohio. Seller has full corporate power and authority to execute and deliver this Agreement, to perform or cause to be performed its obligations hereunder, and to consummate or the transactions cause to be consummated.

b)

Seller has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby. The execution and delivery by Seller of this Agreement, the performance by Seller of its obligations hereunder and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Seller. This Agreement has been duly executed and delivered by Seller, and (assuming due authorization, execution and delivery by Buyer) this Agreement constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

c)

The execution of this Agreement and the consummation of the transaction contemplated herein does not conflict with or violate any provisions of or create a breach of any agreement to which Seller is a party.

d)

Seller has and will deliver to Buyer at Closing good and marketable title to all Assets to be transferred under this Agreement, free and clear of and from any claims, liens, encumbrances, security interest, or liabilities.

e)

Except as may be expressly contemplated in this Agreement, there has not been any material adverse change in the Assets, taken as a whole, or in the business of Seller, and such business of Seller has been conducted only in the ordinary course.

f)

The Seller paid or adequately provided for taxes or other charges levied, assessed, imposed, or accrued upon any of the Seller's property or in connection with the Seller’s business as of the date of this Agreement (including, without limitation, personal property tax, sales and use tax, and any income taxes).

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g)

There is no claim, action, suit, proceeding, or investigation pending or, to the Knowledge of Seller, threatened, against or involving Seller or one or more of its subsidiaries which questions the validity of this Agreement or seeks to prohibit or forbid or otherwise challenge the transactions contemplated, and, to the Knowledge of Seller, there is no basis for any such claim, action, suit, proceeding or governmental investigation. “Knowledge” means, with respect to a Party, the actual or constructive knowledge of such Party, after due inquiry.

h)

Before the Closing, Seller shall deliver to Buyer true and correct copies of all equipment warranties, which are in the possession of Seller, of manufacturers and/or vendors affecting improvements and equipment or affecting any of the Assets being sold hereunder and/or used in connection with the Seller’s business.

i)

If any material adverse changes occur before the Closing Date as to any information, documents, schedules, or exhibits contained or referred to in this Agreement, Seller will immediately disclose the same to Buyer when first known to Seller.

j)

All of the Assets to be sold or the use thereof to be transferred to Buyer is now, and at the Closing will be, in good operating condition, in good condition of maintenance and repairs, and at least as good a condition as on the date hereof. Between the date hereof and the Closing Date, Seller will maintain such tangible properties and assets following good maintenance practice.

k)

No representation, warranty, or statement of Seller omits or will omit to state any material facts necessary to make each representation, warranty, or statement in this Agreement accurate in all material respects.

l)

The Seller is, and will be on the Closing Date, an “accredited investor”, as such term is defined in Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), its representatives are experienced in investments and business matters, its representatives have made investments of a speculative nature in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Seller to utilize the information made available by the Buyer to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase of the Shares, which represents a speculative investment. The Seller is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

m)

The Seller understands and agrees that the Shares are “restricted stock” and have not been registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of Seller contained herein), and that the Shares must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration.

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n)	The Shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT UNLESS SOLD PURSUANT TO RULE 144 OR REGULATION S UNDER SAID ACT.”

o)

The offer to sell the Shares was directly communicated to the Seller by the Buyer. At no time was the Seller presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

5.  Buyer’s Representations and Warranties. Buyer represents and warrants as follows:

a)	Buyer is a corporation duly organized in the State of Nevada, validly existing, and in good standing under the laws of the State of Nevada.

b)

The execution of this Agreement and the consummation of the transaction contemplated herein does not conflict with or violate any provisions of the Articles of Incorporation of the Buyer or any other agreement to which the Buyer is a party.

c)

No representation, warranty, or statement of Buyer omits or will omit to state any material facts necessary to make each representation, warranty, or statement in this Agreement accurate in all material respects.

6.  Conditions Precedent. The obligations of the Buyer under this Agreement are subject to the following conditions, any of which the Buyer may waive:

a)	There shall not have been from the date hereof to the Closing any damage, destruction, or loss, of or to the Assets, which is not covered by insurance.

b)	All covenants made by Seller which are to be performed at or before the Closing hereunder shall have been duly performed.

c)

All proceedings taken or to be taken in connection with the transactions contemplated by this Agreement shall be consummated at or before the Closing Date, and all documents, schedules, exhibits, and certificates shall be satisfactory in form and substance to Buyer. Buyer shall have received copies of all documents requested concerning said transaction.

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d)

There shall not have been any material breach of the representations or warranties of Seller contained in this Agreement, and such representations and warranties shall continue to be true on the Closing Date.

7.  Closing. The consummation of the transaction described in this Agreement (the “Closing”) took place on or before December 4th, 2023 (the “Closing Date”), at the principal business office of Buyer or Buyer’s attorney or other designee, or on such other date and location as shall be mutually agreeable to Buyer and Seller. At the Closing, Seller shall evidence the transfer of title of the Assets by executing the Bill of Sale, and Buyer shall deliver the Purchase Price as provided above.

8.  Closing Documents and Deliveries.

a.	Seller’s Deliverables.

(i)     At the Closing, the Seller shall deliver to, or cause to be delivered to the Buyer, the Bill of Sale, attached as Exhibit C, and such other instruments or transfer documents as Buyer shall reasonably deem necessary or appropriate for the sale and delivery of Assets.

(ii)    Seller shall execute all legal documents necessary to convey clear title to Buyer of the Assets transferred and shall take such other actions as Buyer may reasonably require to take title more fully and effectively to or assume the Assets described herein

b.	Buyer’s Deliveries. At the Closing, the Buyer shall deliver to, or cause to be delivered to the Seller, the Purchase Price.

10.  Default. In the event that the Seller fails to comply with all the terms and conditions of this Agreement or otherwise fails to deliver any of its deliverables hereunder on or before the Closing hereof. In that case, Buyer may, at its election, terminate this Agreement on or before the Closing Date.

11.  Indemnification. The Seller shall indemnify and hold harmless the Buyer against and in respect of

a.	all liabilities and obligations of, or claims against, the Buyer arising because of Seller’s ownership or control of the Assets before the Closing Date.

b.	any damage or deficiency resulting from misrepresentations or breach of a representation or warranty by Seller under this Agreement.

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c.

all suits, proceedings, demands, assessments, judgments, costs, and expenses, including reasonable attorney’s fees, which may be imposed upon or incurred by or asserted against the Buyer incident to or arising out of any action, activity or operations of Seller’s business before and including the Closing Date.

d.

any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs, and expenses, including without limitation, reasonable attorney fees, incident to any of the preceding provisions of this paragraph; provided, however, that Buyer shall give Seller notice in writing as soon as practicable of any such action, suit, proceeding, claim, demand or assessment against Buyer, and Seller shall have the option, at its own cost and expense, through counsel designated by it, to defend any such action or claim. Buyer shall have the right (but not the duty) to retain its counsel and participate in the defense of any action or settlement of any such claim undertaken by Seller.

e.

Promptly upon receipt of Buyer of a notice of a claim by a third party which may give rise to a claim for indemnification, Buyer shall give written notice thereof to Seller. If Seller gives to Buyer an agreement in writing, in a form satisfactory to Buyer’s counsel, to defend such claim, Seller may, at their sole expense, undertake the defense against such claim and may contest or settle such claim on such terms, at such time and in such manner, as Seller in its sole discretion shall elect and Buyer shall execute such documents and take such steps as may be reasonable necessary in the opinion of counsel for Seller to enable Seller to conduct the defense of such claims. In any event, each of the parties hereto shall have such access to the records and files of the other party hereto relating to any such claim as may be reasonably necessary to defend or participate in the defense thereof effectively.

12.  The Agreement is Fully Read and Understood. Each of the Parties have carefully read this Agreement and know and understand the contents. The recitals stated above are incorporated herein by reference. The Parties have each taken the opportunity to waive or receive independent legal advice from the attorneys of their choice concerning the preparation, review, and advisability of executing this Agreement. Before execution of this Agreement, each Party acknowledges that they have executed this Agreement after independent investigation and without fraud, coercion, or undue influence.

13.  Brokers. Each of the Parties represents and agrees that no broker or finder has been involved in any manner in the negotiation or consummation of the transactions contemplated. Seller agrees to indemnify and save Buyer harmless from and against any claims, liabilities, or obligations with respect to brokerage or finders’ fees or commissions in connection with the transactions contemplated by this Agreement asserted by any person based on any statement or representation made or alleged to have been made by Seller.

14.  Payment of Legal Fees. Buyer and Seller shall each pay their own professional or other third-party fees incurred in preparing, revising, or modifying this Agreement. The Parties agree that each Party will pay their respective costs of preparing this document.

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15.  Risk of Loss. The risk of any loss, damage, impairment, confiscation, or condemnation of the Assets or any part of any thereof shall be always upon Seller before the Closing Date. In any such event, the proceeds of, or any claim for any loss payable under, any Seller insurance policy, judgment, or award shall be payable to Seller, which may repair, replace, or restore any such Asset as soon as possible after its loss, impairment, confiscation or condemnation or, if insurance proceeds are insufficient to repair, replace or restore the property, pay such proceeds to Buyer, provided that in the event of substantial damage to a material part of the Assets, either party may terminate this Agreement with no penalty or liability to the other. In such event of termination, Buyer shall retain the Earnest Deposit.

16.  Miscellaneous.

a.

Casualty before Closing. If, before the Closing Date, any of the Assets shall be damaged by fire or any other casualty, the Buyer shall have the option (i) to terminate this Agreement without liability or (ii) to waive diminution in value and close under this Agreement, buying the Assets “as is,” in which event the Buyer shall be entitled to receive the proceeds of any insurance paid to Seller because of such loss or damage.

b.

Bulk Sale Law. The Buyer waives the Seller's compliance with any state's Bulk Sales Law provisions. The Seller agrees to indemnify the Buyer against and hold the Buyer harmless from any claims, demands, liabilities, and obligations arising out of the failure or alleged failure of the Seller to comply with any such law in respect of such sales transfers. Buyer and Seller shall jointly execute a letter to creditors of Sellers advising them of the sale.

c.

Governing Law and Forum. This Agreement shall be construed and enforced under the laws of the State of Ohio. The Parties agree that the proper and exclusive forum for any action or arbitration arising out of or relating to this Agreement will in the courts located in the State of Ohio and in no other place.

d.

Effect of Agreement. This Agreement sets forth the entire understanding of the Parties. It shall not be changed or terminated orally. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the Parties.

e.

Severability. In the event that any provisions of this Agreement shall, for any reason, be held invalid. In that case, the invalidity of such specific provision shall not be held to invalidate any other provisions of this Agreement, which shall, therefore, remain in full force and effect.

f.

Notices. Any notice or other communications required or permitted hereunder shall be sufficiently given if sent by hand delivery, facsimile transmission, overnight mail or registered or certified mail, postage prepaid, with return receipt requested, addressed as follows:

David Deming
To Buyer as follows:	Better For You Wellness, Inc.
1349 East Broad Street	Ian James
Columbus, OH 43205	The Ideation Lab, LLC
1349 East Broad Street
To Seller as follows:	Columbus, OH 43205

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Any such notice shall be deemed received if by hand delivery, facsimile transmission, or overnight mail upon receipt and delivery of electronic or written confirmation or if by registered or certified mail two (2) days following proper posting with the U.S. Postal Service. Either Party may change their address to give notice upon written notice to the other Party.

g.	Counterparts. This Agreement may be executed in counterparts, and all such executed counterparts shall be deemed to constitute a single Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written.

BUYER

Better For You Wellness, Inc.

a Nevada Corporation

By:	/s/ David Deming
Name/Title:	David Deming/Audit Committee Chairman

SELLER

The Ideation Lab, LLC

an Ohio Limited Liability Company

By:	/s/ Ian James
Name/Title:	Ian James/Managing Member

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Exhibit A

LIST OF INVENTORY AND EQUIPMENT INCLUDED IN ASSET SALE

2	Crimper Sealers						Coffee	Sample 3oz	CBD			2	2
4	Mac Laptop Computers						Coffee	5lb Bag	CBD			4	4
2	iMac Desktop Computers						Coffee	Bag 12oz	Decaf	2	4	132	140
6000	Candle vessels						Coffee	Sample 3oz	Decaf	3	10	2	32
3	Brother Laser Printers						Coffee	5lb Bag	Decaf			7	7
1	HP Color Laser Printer						Ground Coffee	Bag 12oz	Light				0
1	Coffee Tumbler						Ground Coffee	Sample 3oz	Light				0
1	Espresso Coffee Grinders						Ground Coffee	Bag 12oz	Medium				0
1	Commercial coffee grinder						Ground Coffee	Sample 3oz	Medium			5	5
3	Standing desks						Ground Coffee	Bag 12oz	Dark				0
5	Aeron Office Chairs						Ground Coffee	Sample 3oz	Dark				0
4	Stainless Steel Lab table on casters						Ground Coffee	Bag 12oz	CBD				0
1	Conference Table						Ground Coffee	Sample 3oz	CBD				0
6	Leather Conference chairs						Ground Coffee	Bag 12oz	Decaf			5	5
1	Leather Love Seat						Ground Coffee	Sample 3oz	Decaf				0
1	Leather Sofa						Swag	XS	Black Hoodie				0
1	Leather Chair						Category	Product Size/Type	Product Name	Case	Case Size	Loose	Total
							Swag	S	Black Hoodie				0
Category	Product Size/Type	Product Name	Case	Case Size	Loose	Total	Swag	M	Black Hoodie			1	1
							Swag	L	Black Hoodie			3	3
Coffee	Bag 12oz	Light			39	39	Swag	XL	Black Hoodie			1	1
Coffee	Sample 3oz	Light	8	10	3	83	Swag	XXL	Black Hoodie			2	2
Coffee	5lb Bag	Light				0	Swag	XS	Jacket				0
Coffee	Bag 12oz	Medium			9	9	Swag	S	Jacket				0
Coffee	Sample 3oz	Medium	1	10	3	13	Swag	M	Jacket			1	1
Coffee	5lb Bag	Medium				0	Swag	L	Jacket			2	2
Coffee	Bag 12oz	Dark			24	24	Swag	XL	Jacket			2	2
Coffee	Sample 3oz	Dark	2	10	4	24	Swag	XXL	Jacket			1	1
Coffee	5lb Bag	Dark				0	Swag	XS	Latte Hoodie				0
Coffee	Bag 12oz	CBD			10	10

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Swag	S	Latte Hoodie				0	Category	Product Size/Type	Product Name	Case	Case Size	Loose	Total
Swag	M	Latte Hoodie				0	Components	Kcup Light Box					12,550
Swag	L	Latte Hoodie				0		Kcup Meduim Box					12,700
Swag	XL	Latte Hoodie			4	4		Kcup Dark Box					12,600
Swag	XXL	Latte Hoodie				0		Kcup CBD Box					4,200
Swag	Mug	Black			7	7		Kcup Lids Light					111,696
Swag	TJW Tumbler	Tumbler			14	14		Kcup Lids Medium					120,000
K-Cups	Light	Box 12			40	40		Kcup Lids Dark					120,000
K-Cups	Light	Loose Cases 600			10	10		Kcup Lids CBD					120,000
Pounds Coffee	Light				25	25		Light Roast Bag					1,967
Pounds Coffee	Medium					0		Medium Roast Bag					1,731
Pounds Coffee	Dark				100	100		Dark Roast Bag					1,984
Pounds Coffee	Decaf				50	50		Decaf Roast Bag					2,835
Pounds Coffee	Sumatra				25	25		CBD Roast Bag					2,475
Cold Brew	4Pk				28	28		Light Roast Label					1,900
Cold Brew singles	trays of 12		176	12	4	2,116		Medium Roast Label					1,300
K-Cups	Light	Loose Cases 120			9	9		Dark Roast Label					1,950
Category	Product Size/Type	Product Name	Case	Case Size	Loose	Total		Decaf Roast Label					400
Kroger	Bags							CBD Roast Label					150
Light	12oz				140	140		Round CBD for 3oz					150
Medium	12oz				140	140
Dark	12oz				140	140

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Exhibit B

LIST OF BUSINESS ENTITIES, BANK ACCOUNTS, LIABILITIES AND EQUIPMENT

NOT INCLUDED IN ASSET SALE

The Corporate Entities:

The Ideation Lab, LLC

Ideation Solutions, LLC

The Jordre Well, LLC

National Hemp Partners, LLC

Creative Ideas Center, LLC

Ella Jane, LLC

Manufacturing & Packaging Solutions, LLC

Stephen James Curated Coffee Collection, LLC

Bank Accounts for the following entities:

The Ideation Lab, LLC

The Jordre Well, LLC

The Ideation Solutions, LLC

Loans made to The Ideation Lab, LLC or any of its subsidiaries from the following:

Green Ohio Ventures, LLC in the amount of: $1,139,995.30

Ian James and Stephen Letourneau in the amount of: $131,059.81

Building Momentum, LLC in the amount of: $42,255.66

Leases:

The Ideation Lab, LLC (Office)

The Jordre Well, LLC The Ideation Lab, LLC (Office)

Banwick Road Warehouse

Lease of Hemp CBD Manufacturing Space

Lab Equipment

Two - KG Five Mixers

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Exhibit C

BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, that as of December 4, 2023, and in consideration of the sum of the Purchase Price, as that term is defined in that certain Asset Purchase Agreement (“Agreement”) among and between Better For You Wellness, Inc., a Nevada Corporation, as Purchaser and The Ideation Lab, LLC, as Seller, dated of the date first written above, the receipt of which is hereby acknowledged, and undersigned does hereby grant, sell, transfer and deliver unto Better For You Wellness, Inc., its respective successors, and assigns, all Assets described in Exhibit A attached hereto and expressly made a part of hereof by reference and all Inventory described in Exhibit B attached hereto and explicitly made a part hereof by reference.

TO HAVE AND TO HOLD, all and singular, the said assets, forever; and the undersigned grantor hereby covenants with the said grantee that it is the lawful owner of the said assets; that said assets are free from all encumbrances; that it has good right to sell the same as aforesaid, and that it will warrant and defend the title of the same against the lawful claims and demands of all persons whomsoever.

IN WITNESS WHEREOF, a representative of the said grantor has hereunto set his hand on behalf of the grantor as of the date first above written.

The Ideation Lab, LLC		Creative Ideas Center, LLC

By:	/s/ Ian James	By:	/s/Ian James/Managing Member
Name/Title:	Ian James/Managing Member	Name/Title:	Ian James/Managing Member

The Jordre Well, LLC		Ella Jane, LLC

By:	/s/ Ian James	By:	/s/ Ian James/Managing Member
Name/Title:	Ian James/Managing Member	Name/Title:	Ian James/Managing Member

Ideation Solutions, LLC		Stephen James Curated Coffee Collection, LLC

By:	/s/ Ian James	By:	/s/ Ian James/Managing Member
Name/Title:	Ian James/Managing Member	Name/Title:	Ian James/Managing Member

Manufacturing & Packaging Solutions, LLC

By:	/s/ Ian James
Name/Title:	Ian James/Managing Member

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